Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Berkshire Hills Bancorp, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Wayne F. Patenaude, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. To my knowledge, the information contained in the Report fairly presents, in all Material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.




                                          /s/Wayne F. Patenaude
                                          --------------------------------------
                                          Wayne F. Patenaude
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

August 6, 2004